  EXHIBIT 10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION

OFFSHORE SUBSCRIBERS OUTSIDE THE UNITED STATES ONLY

MAGICSTEM GROUP CORP.

INSTRUCTIONS TO SUBSCRIBER:

1. COMPLETE the information on Page 2 of this Subscription Agreement. You must reside outside North America to use this form.

2. PAYMENT of the subscription price must be paid by check, bank draft or wire transfer to the Company.

3. EMAIL an executed copy of this Subscription Agreement to ___________________.

MAGICSTEM GROUP CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Magicstem Group Corp. (the “Issuer”) that number of common shares of the Issuer (the “Shares”) set out below at a price of US$0.005 per Share.

Subscriber Information	Shares to be Purchased

Number of Shares: ______________________________
(Name of Subscriber)

Account Reference (if applicable): ____________________
Aggregate Subscription Price: _________________________
X	(the “Subscription Proceeds”)
(Signature of Subscriber – if the Subscriber is an Individual)
X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)	Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)	(Name of Disclosed Principal)

(SIN, SSN, or other Tax Identification Number of the Subscriber)	(Address of Disclosed Principal)

(Subscriber’s Address, including city and province or state or residence)	(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

(Telephone Number) (Email Address)

Register the Shares as set forth below:	Deliver the Shares as set forth below:

(Name to Appear on Share Certificate)	(Attention - Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including Postal Code)	(Address, including Postal Code)

(Telephone Number)

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ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement. as of the ____ day of October, 2016.

MAGICSTEM GROUP CORP.

Per:
Chi Man Ng, CEO, President, and Director

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

Purchase of Shares

1.	SUBSCRIPTION

1.1	The Subscriber hereby irrevocably subscribes for and agrees to purchase Shares in the amount set out on Page 2 of this Subscription Agreement, at a price of US$0.005 per Share (such subscription and agreement to purchase being the “Subscription”), for the Subscription Proceeds, which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2	The Shares are also referred to herein as the “Securities”.

1.3	The Company hereby agrees to sell the Shares to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth herein. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.4	Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.	PAYMENT

2.1	The Subscription Proceeds must be wired to Magicstem Group Corp. on the Closing Date (as defined herein).

2.2	The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

2.3	The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and/or applicable law.

3.	CLOSING

Closing of the purchase and sale of the Shares shall occur on the date note more than 30 days from the execution of this Subscription Agreement by the Subscriber and the Company (the “Closing Date”).

4.	ACKNOWLEDGEMENTS OF SUBSCRIBER

The Subscriber acknowledges and agrees that:

(a)	the Securities have not been registered under the U.S. Securities Act of 1933, as amended (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to a U.S. Person, as that term is defined in Regulation “S” (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the 1933 Act, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)	the Company will refuse to register any transfer of any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

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(c)	the decision to execute this Subscription Agreement and purchase the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon information provided by the Company in this Subscription Agreement (the “Company Information”).

(d)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(e)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;

(f)	the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(g)	the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(h)	the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(i)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(j)	the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

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(k)	the Subscriber is not a U.S. Person (as defined in Regulation S), is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for its own account or for account of the Disclosed Principal, as applicable, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares, other than the Disclosed Principal, if applicable;

(l)	the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(m)	the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies, including statutory rights of rescission or damages, will not be available to the Subscriber;

(n)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act, except as set out in this Agreement;

(o)	neither the SEC, nor any other securities regulatory authority has reviewed or passed on the merits of the Securities;

(p)	no documents in connection with this offering have been reviewed by the SEC, nor by any other securities regulatory authority or state securities administrators;

(q)	there is no government or other insurance covering any of the Securities; and

(r)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

5.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1	The Subscriber hereby represents and warrants to and covenants with the Company, as of the date of this Agreement and as of the Closing Date (which representations, warranties and covenants shall survive the Closing Date) that:

(a)	the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person;

(b)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(c)	the Subscriber is not a “U.S. Person”, as defined in Regulation S;

(d)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person, as defined in Regulation S;

(e)	the Subscriber is resident in the jurisdiction set out on Page 2 of this Subscription Agreement;

(f)	the Subscriber:

(i)	is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Shares,

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(ii)	is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)	acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares,

(iv)	represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)	the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(g)	the Subscriber is acquiring the Shares as principal, or for account of the Disclosed Principal, as applicable, and for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it, or the Disclosed Principal, has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined in Regulation S);

(h)	the Subscriber acknowledges that it has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(i)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(j)	the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(k)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

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(l)	the Subscriber has received and carefully read this Subscription Agreement;

(m)	the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(n)	the Subscriber is able to fend for itself in the subscription, has the degree of knowledge, education and experience in financial and business matters as to enable the Subscriber to evaluate the merits and risks of the investment in the Shares and the Company;

(o)	the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(p)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(q)	the Subscriber is not an underwriter of, or dealer in, the Company’s Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(r)	the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Shares and the Company;

(s)	if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(t)	the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(u)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities.

5.2	In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

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6.	ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to purchase the Shares was made based solely on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities. Because the Subscriber is not purchasing the Shares under a prospectus, the Subscriber will not have the civil protections, rights and remedies that would otherwise be available to the Subscriber under the securities laws in United States, including statutory rights of rescission or damages.

7.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and the date of delivery and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of all of the Securities.

8.	RESALE RESTRICTIONS

8.1	The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2	The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

9.	ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information concerning the Company that was available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov

10.	LEGENDING OF SUBJECT SECURITIES

10.1	The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

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10.2	The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.	COSTS

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

12.	GOVERNING LAW

This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of Nevada.

13.	SURVIVAL

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

14.	ASSIGNMENT

This Subscription Agreement is not transferable or assignable.

15.	SEVERABILITY

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.	ENTIRE AGREEMENT

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.	NOTICES

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the delivery address on Page 2 and notices to the Company shall be directed to it at the address stated on the first page of this Subscription Agreement.

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18.	COUNTERPARTS AND ELECTRONIC MEANS

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

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